Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of National Waterworks, Inc. (the “Company”), on Form 10-Q for the period ended September 24, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Harry K. Hornish, Jr., President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Harry K. Hornish, Jr.
Harry K. Hornish, Jr.
President and Chief Executive Officer
October 29, 2004

A signed written statement required by Section 906 has been provided to National Waterworks, Inc. and will be retained by National Waterworks, Inc. and furnished to the Securities and Exchange Commission and its staff upon request.

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